Taxes on Income (Composition) (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Current taxes		$ 208	$ 68	$ 159
Deferred taxes		(23)	(45)	(7)
Taxes in respect of prior years	[1]	(27)	32	10
Income taxes		$ 158	$ 55	$ 162

[1]	The balance, as at December 31, 2017, includes tax income of $25 million as a result of the resolution gave by the Appeals Court in Belgium of an appeal filed by the Company regarding allowance of deduction of certain expenses (see 18.D (3) above).